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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2007

ISRAEL TECHNOLOGY ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51259	20-2374143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Gush Etzion, 3rd Floor, Givaat Shmuel, Israel	54030
(Address of Principal Executive Offices)	(Postal Code)

Registrant’s telephone number, including area code: (011) 972-3-532-5918

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ISRAEL TECHNOLOGY ACQUISITION CORP. (“ITAC”) IS HOLDING PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING ITAC’S SECURITIES, REGARDING ITS ACQUISITION OF IXI MOBILE, INC. (“IXI”). THE ATTACHED PRESS RELEASE MAY BE DISTRIBUTED TO ATTENDEES OF THESE PRESENTATIONS.

ITAC AND IXI ENGAGED EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF ITAC’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN JULY 2005, AND MAXIM GROUP (“MAXIM”), A MEMBER OF THE UNDERWRITING SYNDICATE FOR THE IPO, TO PROVIDE CERTAIN ADVISORY SERVICES IN CONNECTION WITH THE MERGER. AS COMPENSATION FOR THESE SERVICES, ITAC AND IXI AGREED TO PAY EBC AND MAXIM GROUP, UPON CONSUMMATION OF THE MERGER, A CASH FEE OF $700,000 AND ISSUE THEM AN AGGREGATE OF 36,000 SHARES OF ITAC COMMON STOCK AND WARRANTS TO PURCHASE AN AGGREGATE OF 100,000 SHARES OF ITAC COMMON STOCK AT AN EXERCISE PRICE OF $5.00 PER SHARE, WHICH WARRANTS WILL BE IDENTICAL TO ITAC’S PUBLIC WARRANTS. ITAC AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC AND MAXIM MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITAC STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER.

STOCKHOLDERS OF ITAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ ITAC’S PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, DEFINITIVE PROXY STATEMENT IN CONNECTION WITH ITAC’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ ITAC’S FINAL PROSPECTUS, DATED JULY 12, 2005, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE ITAC OFFICERS AND DIRECTORS AND OF EBC AND MAXIM AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: ISRAEL TECHNOLOGY ACQUISITION CORP., 7 GUSH ETZION, 3RD FLOOR, GIVAAT SHMUEL, ISRAEL 54030. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

Item 8.01 Other Events.

On April 4, 2007, Israel Technology Acquisition Corp. (“ITAC”) announced a new record date of April 9, 2007 for stockholders that will be invited to attend ITAC’s special meeting of stockholders and vote on five proposals, including (i) the approval of the Agreement and Plan of Merger, dated February 28, 2006, as amended, among ITAC, ITAC Acquisition Subsidiary Corp., a Delaware corporation and wholly owned subsidiary of ITAC, and IXI Mobile, Inc., a Delaware corporation (“IXI”), pursuant to which IXI will be acquired by ITAC, (ii) the approval of the amendment to ITAC’s certificate of incorporation to change the name of ITAC from “Israel Technology Acquisition Corp.” to “IXI Mobile, Inc.,” (iii) the approval of an amendment to ITAC’s certificate of incorporation to increase its authorized capitalization, (iv) the approval of an amendment to ITAC’s certificate of incorporation to remove those provisions that will no longer be operative upon consummation of the merger, and (v) to elect seven directors to ITAC’s board of directors. The Company anticipates holding the special meeting of stockholders in May 2007. A copy of the press release for such announcement is attached to this Report as Exhibit 99.1.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits:

Exhibit	Description

99.1	Press release of Israel Technology Acquisition Corp. dated April 4, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2007	ISRAEL TECHNOLOGY ACQUISITION CORP.

	By:	/s/ Israel Frieder
Name: Israel Frieder
Title: Chief Executive Officer